Registration No. 811-22279

File No.   333-157581

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

    [X]

Pre-Effective Amendment No.    [ 1 ]

Post-Effective Amendment No. [  ]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

 [X]

Amendment No.   [ 1 ]

OUR STREET FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

851 French Moore, Jr. Boulevard, Suite 126, Abingdon, Virginia 24210

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code:

276-492-2082

Gary R. Stratton, President

851 French Moore, Jr.  Boulevard, Suite 126, Abingdon, Virginia 24210

 (Name and Address of Agent for Service)

Copies To:

Patricia C. Foster, Esq.

Gregory B. Getts

Patricia C. Foster, Esq. PLLC

Mutual Shareholder

190 Office Park Way

8000 Town Centre Drive – Suite 400

Pittsford, NY 14534

Broadview Heights, OH 44147

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

[   ]

Immediately upon filing pursuant to paragraph (b)

[   ]

On (date) pursuant to paragraph (b)

[   ]

60 days after filing pursuant to paragraph (a)(1)

[ X ]

On   January 10, 2011  pursuant to paragraph (a)(1)

[   ]

75 days after filing pursuant to paragraph (a)(2)

[   ]

On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[   ]       This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant hereby amends the Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), shall determine.

VIRGINIA EQUITY FUND A SERIES OF OUR STREET FUNDS, INC. [TRADING SYMBOL] Prospectus dated ____________, 2011

The investment objective of Virginia Equity Fund (the “Fund”) is to provide long-term capital appreciation.

INVESTMENT ADVISER

Virginia Financial Innovation Corp.

851 French Moore Boulevard – Suite 126

Abingdon, Virginia 24210

TABLE OF CONTENTS

THE FUND SUMMARY

Investment Objective

Fees and Expenses of the Fund

Principal Investment Strategies

Principal Risks

The Fund’s Past Performance

Investment Adviser

Portfolio Manager

Purchase and Sale of Fund Shares

Taxes

Payments to Broker Dealers and Other Financial Intermediaries

MORE ABOUT THE FUND AND YOUR ACCOUNT

About the Fund’s Investments Other (Non-Principal) Strategies and Risks
Portfolio Holdings
Operation of the Fund
Excessive Trading Policies and Procedures How to Purchase Shares Service Fee Plan How to Redeem Shares
Dividends and Distributions
Taxes
Other Payments to Financial Intermediaries and Service Providers
Calculation of Share Price
Calculation of Performance Information
Financial Highlights
Customer Privacy Policy

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

THE FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund’s investment objective is to provide long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund.   You may qualify for sales charge discounts on purchases of $50,000 or more or through certain programs described elsewhere in this prospectus.  More information about these discounts is available from your financial professional and in the section “How to Purchase Shares” beginning on page __ of the prospectus and in the section “How to Buy Shares” in the Fund’s Statement of Additional Information.

Shareholder Fees

(fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases

4.75%

(as a percentage of offering price)

Maximum Deferred Sales Charge (Load)

None1

Sales Charge (Load) Imposed on Reinvested Dividends

None

Redemption Fee for Each Redemption by Wire

$20.002

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees

1.10%

Other Expenses                                                                                     0.85%3

Total Annual Fund Operating Expenses

              1.95%

(1)       There is no initial sales charge on purchases of $1 million or more.  However, if you redeem any of those shares purchased without a sales charge within an 18-month “holding period” measured from the beginning of the calendar month of their purchase, a contingent deferred sales charge may be deducted from the redemption proceeds.  That sales charge will be assessed as a percentage (1%) of the lesser of: the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased by reinvestment of dividends or capital gains distributions) or; the original net asset value of the redeemed shares.

(2)        A wire transfer fee is charged in the case of redemptions made by wire.  This fee is subject to change and is currently $20.00.  See “How to Redeem Shares.”

(3)

Other Expenses are based on amounts estimated to be incurred during the current fiscal year and include amount of 0.25% for the payment of service fees pursuant to the Service Fee Plan and Agreement adopted by the Fund. The Adviser has voluntarily agreed to waive a portion of its advisory fee and/or reimburse the Fund for expenses that exceed a total expense ratio of 1.95% during the first 12 months of the Fund’s operations.   Although the Adviser can terminate this voluntary arrangement at any time subsequent to the initial 12-month period, the Adviser will not seek to recoup advisory fees waived or expenses reimbursed.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The examples assume that you invest $10,000 in shares of the Fund for the time periods indicated and that you redeem all of those shares at the end of each time period. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your expenses would be as follows:

1 Year

3 Years

5 Years

10 Years

$

$

$

$

You would pay the following expenses if you did not redeem your shares:

 1 Year

3 Years

5 Years

10 Years

$

$

$

$

The example does not reflect sales charges (loads) on reinvested dividends and other distributions.  If these sales charges were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).   Although management of the Fund does not anticipate portfolio turnover in excess of 100% during the Fund’s first year of operations, the Fund is not restricted with regard to portfolio turnover. The Fund will make changes in its investment portfolio from time to time as business and economic conditions and market prices may dictate and its investment policies may require.  The Fund may engage in active and frequent trading of portfolio securities, especially during periods of market volatility.    The transaction costs attendant to this portfolio strategy will result in increased costs to the Fund.  A high rate of portfolio turnover in any year will increase brokerage commissions paid by the Fund, thus reducing the Fund’s total return, and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders when Fund shares are held in taxable accounts.   These costs, which are not reflected in the annual fund operating expenses or in the examples, affect the fund’s performance.

PRINCIPAL INVESTMENT STRATEGIES

To achieve its investment objective, the Fund invests primarily in the common stocks of publicly-traded companies headquartered in the Commonwealth of Virginia (“Virginia” or the “Commonwealth”) and common stocks of companies that otherwise have a significant impact on the economy of the Commonwealth (“Virginia Securities”).  If a company is not headquartered in Virginia, the Adviser will consider such company as having a “significant impact” on the Commonwealth if: (1) 50% or more of its profits are generated from operations (including plants, offices or a sales force) based in Virginia or (2) if the company employs 500 people or more in its operations in Virginia or if Virginia is one of the top three states of employment for the Company.

Although the receipt of income is not consideration in the selection of portfolio securities, it is possible that the Fund will invest in securities which pay dividends.  At least 90% of the Fund’s net assets will normally be invested in common stocks, preferred stocks and convertible securities, with at least 80% of the Fund’s net assets invested in Virginia Securities.  Fund shareholders will be provided with at least sixty (60) days’ prior notice of any change in this policy.

The Adviser uses the following methodology to analyze the market, create an “investable universe” of securities, analyze individual companies, decide which companies to include in the Fund’s portfolio, and construct the portfolio.  The Adviser begins by defining the investable universe of “Virginia Securities”.  To do this, the Adviser uses publicly-available information about individual companies as well as information available from governmental and regional economic groups to identify issuers of Virginia Securities.  The Adviser next performs fundamental, “bottom-up” analysis of the securities within this universe. That analysis allows the Adviser to identify those companies which it believes provide superior opportunities for investment.  In building the portfolio from this group of companies, the Adviser gives consideration to diversification of industry, sector of the economy and market capitalization, among other factors.  The Adviser will generally make investments with a buy and hold approach, but will dispose of investments when the Adviser believes doing so is in the best interests of the Fund and its shareholders.

Through fundamental analysis the Adviser attempts to identify securities and groups of securities with potential for capital appreciation. The Adviser believes that the demographic and economic characteristics of Virginia, including population, employment, retail sales, personal income, bank loans, bank deposits and residential construction are such that many companies headquartered in the Commonwealth, or having a significant presence in the Commonwealth, have a greater than average potential for capital appreciation.  For example, Virginia’s Gross State Product was nearly $397 billion in 2008, making it the 11th  largest state economy in the United States as measured by Gross State Product. The Adviser believes that this combination – a great, dynamic business and economic environment and a government committed to prudent fiscal and legislative policy – provides a rewarding arena for business and investment.

The Fund can buy stocks of companies without regard to market capitalization. Investments may be made in “micro cap” companies (having a market capitalization under $100 million), “small cap” companies (having a market capitalization between $100 million and $1 billion), “mid cap” companies (having a market capitalization between $1 billion and $5 billion) and “large cap” companies (having a market capitalization over $5 billion). Newer, small companies may offer greater opportunities for capital appreciation, but they involve a substantially greater risk of loss and price fluctuation.

PRINCIPAL RISKS

The price of the Fund’s shares can go up and down substantially.  The values of the Fund’s investments are subject to changes in their value from a number of factors, some of which are described below.  There is also the risk that poor security selection by the Adviser will cause the Fund to underperform other funds having similar objectives. There is no assurance that the Fund will achieve its investment objective.  When you redeem your shares, they may be worth more or less than what you paid for them.  These risks mean that you can lose money by investing in the Fund.

Risks of Investing in Stocks.  Stocks fluctuate in price and their short-term volatility at times may be substantial.  The return on and value of an investment in the Fund will fluctuate in response to stock market movements generally. Investments in common stocks are subject to market risks and fluctuations in value due to changes in earnings, economic conditions and other factors beyond the control of the Adviser.  As a result, there is a risk that you could lose money by investing in the Fund.

Special Risks of Investing in Growth Stocks.  Stocks of growth companies may be more volatile than other stocks.  Their stocks may be less liquid than those of larger issuers. That means that the Fund could have greater difficulty selling the securities of a smaller issuer at an acceptable price, especially in periods of market volatility.    This potential for price volatility  increases the potential for losses to the Fund.

Special Risks of Investing in Small-Cap Stocks .  The Fund buys shares in companies of all sizes, and although emphasis is placed on larger companies, small and medium sized companies may occasionally make up a significant portion of the Fund’s portfolio.  Small-cap companies are generally newer companies with limited operating histories.  While these stocks may offer greater opportunities for long-term capital appreciation than larger, more established companies, they involve a substantially greater risk of loss.  Small-cap companies may have less access to financial resources and less experienced management than larger, more established companies.  Small-cap stocks may be less liquid than stocks of larger issuers.  That means that the Fund could have greater difficulty selling small-cap stocks at an acceptable price, especially in periods of market volatility. These factors increase the potential for losses to the Fund. It may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company if it realizes any gain at all.

Special Risks Attendant to Limited Experience of Management and Lack of Operating History.   The Fund is a newly formed entity and, therefore, has no operating history.  The Fund’s investment adviser has very limited experience managing client portfolios and has no experience managing a mutual fund portfolio.  The portfolio manager has limited experience in the investment management industry and has no previous experience managing a mutual fund portfolio.  This lack of portfolio management experience may have an adverse impact on the Fund’s ability to achieve its objective.  You could lose money by investing in the Fund.

Special Risks of Concentration in Virginia Securities. Because the Fund invests primarily in Virginia Securities, the value of the Fund’s portfolio also will be affected by the special economic and other factors that might affect issuers located in or having a significant presence in the Commonwealth. The volatility associated with investments in growth stocks is likely to be even greater where, as here, the Fund’s investments are concentrated in a single state.  A change in the economic environment of the Commonwealth will have a greater impact on the Fund than on a fund whose investments reflect a wider geographic distribution.  The Adviser believes that Virginia’s combination of a strong economic infrastructure and prudent fiscal and legislative policy provides the securities of issuers located in, or having a significant presence in, the Commonwealth with greater than average potential for capital appreciation.  However, there is no assurance that these factors and the other demographic and economic characteristics that the Adviser believes favor these companies exist now or will continue in the future.  Moreover, it should be noted that numerous economic and political factors can have a detrimental effect on businesses within the Commonwealth.  It should also be noted that many of the companies in which the Fund invests have operations in places other than Virginia.  As a result, even if investing in Virginia is advantageous, many of the companies will derive a benefit from Virginia only partially or, in some cases, not at all.

Risk of Non-Diversification. As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers.  Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.  These fluctuations, if significant, may affect the performance of the Fund.

Who Is the Fund Designed For?

The Fund is designed primarily for investors seeking capital appreciation over the long term.  Those investors should be willing to assume the risks of a mutual fund which has no operating history and a management team with modest investment experience. Those investors should also be willing to assume the risks associated with short-term share price fluctuations and losses that are typical for a fund focusing on stocks of issuers regardless of market capitalization. Fund is not designed for investors needing current income.  The Fund is not a complete investment program.  You should carefully consider your own investment goals and risk tolerance before investing in the Fund.You could lose money by investing in the Fund.

THE FUND’S PAST PERFORMANCE

The Fund commenced operations on ________________.  No performance information is available for the Fund at this time.  Shareholder reports containing financial and performance information will be provided to shareholders semi-annually.

INVESTMENT ADVISER

Virginia Financial Innovation Corp., 851 French Moore, Jr. Boulevard, Suite 126, Abingdon, VA 24210, is the Fund’s investment adviser (“Adviser”).

PORTFOLIO MANAGER

J.C. Schweingrouber has been portfolio manager of the Fund since the Fund’s inception on ________________, 2011.     Mr. Schweingrouber has limited investment experience and has never managed a mutual fund portfolio.

PURCHASE AND SALE OF FUND SHARES

In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments of $250.00.  For certain retirement accounts, the minimum initial investment is $250.00.  The Fund may, in the Adviser’s sole discretion, accept certain accounts with less than the stated minimum initial investment.

Shares may be purchased through a financial intermediary or the distributor or redeemed through a financial intermediary or the transfer agent on days the New York Stock Exchange is open for trading.

TAXES

If your shares are not held in a tax-deferred account, Fund distributions are subject to federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes. “Fund distributions may be taxable upon withdrawal from tax deferred accounts.”

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Adviser or their related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

MORE ABOUT THE FUND AND YOUR ACCOUNT

ABOUT THE FUND’S INVESTMENTS

The allocation of the Fund’s portfolio among different types of investments will vary over time and the Fund’s portfolio might not always include all of the different types of investments described below.  The Statement of Additional Information contains more detailed information about the Fund’s investment policies and risks.

OTHER (NON-PRINCIPAL) INVESTMENT STRATEGIES AND RISKS

In addition to the types of investments described in the section captioned “Principal Investment Strategies,” the Fund can also use the investment techniques and strategies described below.  The Fund might not use all of these techniques and strategies and might use them only from time to time.

Other Equity Securities.  In addition to common stocks, the Fund can invest in other equity or “equity equivalents” such as preferred stocks or convertible securities.   Preferred stocks generally pay a dividend and rank ahead of common stocks and behind debt securities in claims for assets of the issuer in a liquidation proceeding or in bankruptcy.  The dividend rate of preferred stocks may cause their prices to behave more like those of debt securities.  A convertible security is one that can be converted into or exchanged for common stock of the issuer within a particular period of time, at a specified price, upon the occurrence of certain events or according to a price formula.  Convertible securities offer the Fund the ability to participate in stock market movements while also seeking some current income.  Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed.  The Fund considers some convertible securities to be “equity equivalents” because they are convertible into common stock.  Convertible debt securities are subject to credit and interest rate risk.  The Fund will invest only in convertible debt securities that are considered to be “investment grade” (that is, rated BBB or higher by Standard & Poor’s Ratings Group, or Baa by Moody’s Investors Service, or the equivalent by another rating agency).

Options

 The Fund may write covered call options and purchase put options. Options are a type of derivative investment.  A derivative is an investment whose value whose value depends on (or is derived from) the value of an underlying asset.   Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at the exercise price at any time during the exercise period.  These options are “covered” by the Fund because it will own the underlying securities as long as the option is outstanding.  The Fund will receive a premium from writing a call option, which increases the Fund’s return in the event the option expires unexercised or if the option is closed out at a profit.  By purchasing a put option, the Fund has the right to sell the underlying security at the exercise price at any time during the exercise period.  The Fund may purchase put options on securities it owns in order to protect against an anticipated decline in the value of such securities.   The Fund will not purchase put options on securities that it does not own. The Adviser expects that the Fund’s use of options will be very limited in scope.

The use of options may involve significant risks.  The underlying security on which the option is based, or the option itself, may not perform as expected. Certain options held by the Fund may be illiquid, making it difficult to close out an unfavorable position.  Options transactions may require the payment of premiums and can increase portfolio turnover.  As a result of these risks, the Fund could lose money and the use of options for hedging purposes might not be successful.

Hedging Transactions

  Hedging transactions are intended to reduce the risks of securities in the Fund’s portfolio.  If the Fund uses a hedging instrument at the wrong time or judges market conditions incorrectly, however, the hedging strategy might be unsuccessful or could reduce the Fund’s return or create a loss.

Foreign Securities

The Fund may invest up to 10% of its net assets in foreign securities if the Adviser believes that such investments would be consistent with the Fund’s investment objective of capital appreciation. In selecting foreign securities for the Fund’s portfolio, the Adviser will consider factors similar to those that are considered in the selection of Virginia Securities and other equity securities.  Foreign securities investment presents special considerations not typically associated with investments in domestic securities.

The Fund may invest in foreign issuers directly or through the purchase of American Depository Receipts (ADRs).  ADRs, which are traded domestically, are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market.  The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency.  Direct investments in foreign securities will generally be limited to foreign securities traded on foreign securities exchanges.

Foreign securities investment presents special risk considerations not typically associated with investments in domestic securities.  If there are fewer investors in a particular foreign market, securities traded in that market may be less liquid and more volatile than domestic securities.  Foreign economies may be more vulnerable to political or economic changes than the U.S. economy. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities.  Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information and less regulation of foreign issuers.  Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments.

Illiquid and Restricted Securities

The Fund can invest in “illiquid” and “restricted” securities in seeking its investment objective.  Investments that do not have an active trading market, or that have legal or contractual limitations on their resale, are generally referred to as “illiquid” securities.  Illiquid securities may be difficult to value or to sell promptly at an acceptable price or may require registration under applicable securities laws before they can be sold publicly.  Securities that have limitations on their resale are referred to as “restricted securities.”  Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid.  The Fund will not invest more than 10% of its net assets in illiquid or restricted securities.  The Board of Directors can increase that limit to 15%.  The Adviser monitors the Fund’s holdings of illiquid securities on an ongoing basis.

Temporary Defensive Investments

As a temporary defensive measure, When the Fund invests in investment grade bonds, U.S.  Government obligations, repurchase agreements or money market instruments as a temporary defensive measure, it is not pursuing its stated investment objective and it may not achieve its investment objective.

Changes to the Fund’s Investment Objective and Strategies

The Fund’s investment objective is not a fundamental policy, and, as such it may be changed by action of the Board of Directors. Fundamental policies cannot be changed without the approval of a majority of the Fund’s outstanding shares as defined by the Investment Company Act of 1940, as amended (“1940 Act”). The Fund’s Board of Directors can change non-fundamental investment policies without shareholder approval.  Significant changes will be described in amendments to this Prospectus and shareholders will receive at least 60 days’ prior notice of any change in the Fund’s investment objective or the policy relating to the Fund’s investments in Virginia Securities. An investment policy is not fundamental unless this Prospectus or the Statement of Additional Information says that it is. Investment restrictions that are fundamental policies and, as such, may not be changed without the approval of a majority of the Fund’s outstanding voting shares are listed in the Statement of Additional Information.

PORTFOLIO HOLDINGS

The Fund’s portfolio holdings will be made publicly available no later than 60 days after the close of each of the Fund’s fiscal quarters. Portfolio holdings are included in semi-annual and annual reports that are distributed to shareholders of the Fund within 60 days after the close of the period for which such report is being made.  The Fund also discloses its portfolio holdings in its Statements of Investments on Form N-Q, which are filed with the SEC no later than 60 days after the close of the first and third fiscal quarters.   These additional quarterly filings are publicly available at the SEC.  A description of the fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

OPERATION OF THE FUND

The Fund is a non-diversified series of Our Street Funds, Inc., an open-end management investment company organized as a Maryland corporation (“Corporation”)  The Board of Directors supervises the business activities of the Corporation.  Like other mutual funds, the Corporation retains various organizations to perform specialized services for the Fund.

The Corporation retains Virginia Financial Innovation Corp. (“Adviser”), Abingdon, Virginia, to manage the Fund’s investments.  The Fund pays the Adviser a fee equal to the annual rate of 1.10% of the average value of its daily net assets up to $100 million; 1.00% of such assets from $100 million to $200 million; and 0.90% of such assets in excess of $200 million.  The Adviser currently intends to waive a portion of its fees and/or reimburse the Fund for expenses incurred by it in order to maintain total annual fund operating expenses at 1.95% for a period of 12 months following the commencement of the Fund’s operations.  This arrangement may be terminated at any time after the initial 12-month period at the option of the Adviser.  A discussion regarding the basis for the Board of Directors’ approval of the investment advisory agreement between the Fund and the Adviser will be available in the annual/semi-annual report to shareholders.

The Adviser has engaged J.C. Schweingrouber as Portfolio Manager for the Fund.  Mr. Schweingrouber has been employed by the Adviser as Vice President of Investments since April of 2007.  Prior to joining the Adviser, Mr. Schweingrouber held various positions at Fidelity Investments, none of which involved portfolio management.

Rafferty Capital Markets, LLC, Garden City, New York, serves as principal underwriter of shares of the Fund (“Distributor”).  The Distributor is not an affiliate of the Adviser.

EXCESSIVE TRADING POLICIES AND PROCEDURES

Frequent purchases and redemptions of Fund shares (“excessive trading”) may interfere with the Portfolio Manager’s ability to manage the Fund’s portfolio effectively, especially in view of the Fund’s size and the nature of its investments. Excessive trading could increase the Fund’s transaction and administrative costs and/or affect the Fund’s performance depending on various factors such as the amount of cash or cash equivalents in the Fund’s portfolio at any given point in time. As a result of excessive trading, the Fund might be required to sell portfolio securities at unfavorable times in order to meet redemption requests.  Such sales could increase the transaction expenses of the Fund and have a negative impact on the Fund’s performance.

The Board of Directors has adopted policies and procedures with respect to short-term and excessive trading of Fund shares The Fund is intended for long-term investment purposes only and the Fund will take reasonable steps to attempt to detect and deter excessive trading.  Transactions placed in violation of the Fund’s excessive trading policies are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.  As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading.  In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries.  By their nature, omnibus accounts, in which purchases and sales of the Fund’s shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, effectively conceal the identity of individual investors and their transactions from the Fund and its agents.  The Fund attempts to detect and deter excessive trading through the use of fair valuation of securities as described under “Pricing of Fund Shares” and trade monitoring, particularly for large and/or frequent short-term trades by investors.

Some investors try to profit from “market-timing,” i.e. switching money into investments when they expect the market to rise, and taking money out when they expect the market to fall.  As money is shifted in and out by market timers, the Fund incurs expenses for buying and selling securities.  These costs are borne by all Fund shareholders, including the long-term investors who do not generate the costs.  Therefore, the Fund discourages short-term trading by, among other things, closely monitoring excessive transactions.

The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund.  For example, the Fund may refuse a purchase order if the Fund’s portfolio manager believes it would be unable to invest the money effectively in accordance with the Fund’s investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors.  The trading history of accounts determined to be under common ownership or control within the Fund may be considered in enforcing these policies.

The Fund monitors Fund share transactions, subject to the following limitation.  Generally, a purchase of the Fund’s shares followed by the redemption of the Fund’s shares within a 90-day period may result in enforcement of the Fund’s excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund’s excessive trading policies and procedures and may be rejected in whole or in part by the Fund.  The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity.  Transactions accepted by a financial intermediary in violation of the Fund’s excessive trading policies are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the financial intermediary.

In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its Transfer Agent may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries.  Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, permanently prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions.  The Fund’s ability to impose such restrictions with respect to the accounts traded through particular intermediaries may vary depending on the system capabilities, applicable contractual and legal restrictions and cooperation of the particular intermediary.   Redemptions may not be cancelled or revoked in an effort to detect and deter excessive trading.

Shareholders that invest through omnibus accounts should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.  The Fund’s policies and procedures regarding excessive trading may be modified at any time.

HOW TO PURCHASE SHARES

Initial Investments.  Your initial investment in the Fund ordinarily must be at least $1,000 ($250 for tax-deferred retirement plans).  The Fund may, in the Adviser’s sole discretion, accept certain accounts with less than the stated minimum initial investment.  You may open an account and make an initial investment through securities dealers having a sales agreement with the Underwriter.  You may also make a direct initial investment by sending a check and a completed account application form to Virginia Equity Fund, c/o Mutual Shareholder Services LLC, 8000 Town Centre Dr., Suite 400, Broadview Heights, Ohio 44147.  Checks should be made payable to Virginia Equity Fund.  Third party checks will not be accepted.   An account application is included in this Prospectus.

You may also purchase shares of the Fund by wire.  Please telephone the Transfer Agent (Nationwide toll free call 1-800-838-9488) for instructions.  You should be prepared to mail or fax us a completed, signed account application (Fax Number 1-440-526-4446).  If the Trust does not receive timely and complete account information there may be a delay in the investment of your money and any accrual of dividends.  Your bank may impose a charge for sending your wire.  There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon 30 days’ prior notice to shareholders.

Shares of the Fund are sold on a continuous basis at the public offering price next determined after receipt of a purchase order by the Fund.  Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Transfer Agent by 5:00 p.m., Eastern time on that day, are confirmed at the public offering price next determined as of the close of the regular trading session on the New York Stock Exchange on that date.  It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Transfer Agent by 5:00 p.m., Eastern Time.  Dealers may charge a fee for effecting purchase orders.  Direct purchase orders received by the Transfer Agent by 4:00 p.m. Eastern time, are confirmed at that day’s public offering price.  Direct investments received by the Transfer Agent after 4:00 p.m., Eastern Time, and orders received from dealers after 5:00 p.m., Eastern time, are confirmed at the public offering price next determined on the following business day.  The public offering price of the Fund’s shares is the next determined net asset value per share plus an initial sales charge as shown in the following table.

         Sales Charge as % of

Dealer

Public Offering

Net Amount

Reallowance

Price

Invested

as % of Public

Amount of Investment

Offering Price

Under $50,000                          4.75%

5.00%

4.50%

$50k but less than $100K        4.25%

4.40%

4.00%

$100K but less than $150K      3.75%

3.90%

3.50%

$150K but less than $200K      3.25%

3.40%

3.00%

$200K but less than $250K      2.75%

2.80%

2.50%

$250K but less than $500K      2.25%

2.30%

2.00%

$500K but less than $750K      1.75%

1.80%

1.50%

$750K but less than $1 M        1.25%

1.30%

1.00%

Contingent Deferred Sales Charge.  There is no initial sales charge on purchases of $1 million or more.  The Distributor pays dealers of record in an amount equal to 0.50% of purchases of $1 million or more.  If you redeem any of those shares within an 18-month “holding period” measured from the beginning of the calendar month of their purchase, a contingent deferred sales charge may be deducted from the redemption proceeds.  That sales charge will be assessed as a percentage (1%) of the lesser of:

•

The aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased by reinvestment of dividends or capital gains distributions) or;

•

The original net asset value of the redeemed shares.

Adding To Your Account.  You may make additional purchases in your account at any time.  These purchases may be made by mail, wire transfer or by contacting your broker-dealer.  Each additional purchase request must contain the name of your account and your account number in order to permit proper crediting to your account.  While there is no minimum amount required for subsequent investments, the Fund reserves the right to impose such a requirement.   Unless your purchase qualifies for a sales charge waiver, all  additional purchases are made at the applicable public offering price which is based on the net asset value next determined after receipt of a purchase order by the Fund and includes a sales charge.

Purchases at Net Asset Value.  Federal and state credit unions purchase shares at net asset value. Banks, bank trust departments and savings and loan associations, in their fiduciary capacity or for their own accounts, purchase shares of the Fund at net asset value.  To the extent permitted by regulatory authorities, a bank trust department may charge fees to clients for whose account it purchases shares at net asset value. Broker-dealers may charge a fee for effecting purchase orders on behalf of their clients.

In addition, shares of the Fund may be purchased at net asset value by broker-dealers who have a sales agreement with the Distributor and by their registered personnel and employees, including members of the immediate families of such registered personnel and employees.

Clients of investment advisers and financial planners may also purchase shares of the Fund at net asset value if their investment advisor or financial planner has made arrangements with the Distributor to permit them to do so.  The investment adviser or financial planner must notify the Fund that an investment qualifies for a purchase at net asset value.

Trustees, directors, officers and employees of the Fund, the Adviser, the Distributor or the Transfer Agent, including members of the immediate families of such individuals and employee benefit plans established by such entities may also purchase shares of the Fund at net asset value.

Right of Accumulation.   You and your spouse may be eligible to buy shares of the Fund at reduced sales charge rates set forth in the table above under the Fund’s “Right of Accumulation”. The Fund reserves the right to modify or to eliminate the “Right of Accumulation” at any time.  To qualify for the reduced sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you can add the value of any other shares of the Fund that you or your spouse currently own to the value of the shares that you are currently purchasing.  In totaling your holdings, you may count shares held in your individual accounts (including IRAs), your joint accounts with your spouse, or accounts that you or your spouse hold as trustees or custodians on behalf of your children who are minors.  A fiduciary may count all shares purchased for a trust, estate or other fiduciary account that has multiple accounts (including employee benefit plans for the same employer).  If you are buying shares directly from the Fund, you must inform the Fund’s Transfer Agent, Mutual Shareholder Services, of your eligibility and holdings at the time of your purchase in order to qualify for the “Right of Accumulation”.  If you are buying shares through a financial intermediary, you must notify your intermediary of your eligibility for the Right of Accumulation at the time of your purchase.  The Fund reserves the right to reject any order placed pursuant to the “Right of Accumulation” under circumstances where adequate documentation of eligibility cannot be shown.

Automatic Investment and Direct Deposit Plans.  You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account.  The minimum initial and subsequent investments must be $50 under the plan.  The Transfer Agent pays the costs of your transfers, but reserves the right, upon 30 days’ written notice, to make reasonable charges for this service.  Your depository institution may impose its own charge for debiting your account, which would reduce your return on an investment in the Fund.

Your employer may offer a direct deposit plan, which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Fund.  Social Security recipients may have all or a portion of their social security check transferred automatically to purchase shares of the Fund.

Additional Information.  The Fund mails you confirmations of all purchases or redemptions of Fund shares.  Certificates representing shares are not issued.  The Fund and the Underwriter reserve the rights to limit the amount of investments and to refuse to sell to any person.

The Fund’s account application contains provisions in favor of the Fund, the Distributor, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Transfer Agent in the transaction.

Service Fee Plan

The Fund has adopted a Service Fee Plan, pursuant to which the Fund may incur expenses of up to 0.25% per year of the Fund’s net assets.  Under the Service Fee Plan, the Fund is permitted to compensate the Distributor for a portion of its costs in servicing shareholder accounts.  The Distributor may pay these fees to financial intermediaries and other service providers for providing personal service and maintaining the accounts of their customers who hold shares of the Fund.  The service fee is paid out of the Fund’s assets on an ongoing basis, it will increase the cost of your investment in the Fund by reducing the value of your account over time.

HOW TO REDEEM SHARES

You may redeem shares of the Fund on each day that the Fund is open for business by sending a written request to the Transfer Agent.  The request must state the number of shares or the dollar amount to be redeemed and your account number.  The request must be signed exactly as your name appears on the Fund’s account records.  If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any eligible guarantor institution, including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.  If the name(s) or the address on your account has been changed within 30 days of your redemption request, you will be required to request the redemption in writing with your signature guaranteed, regardless of the value of the shares being redeemed.

Redemption requests may direct that the proceeds be wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application.  If your instructions request a redemption by wire, you will be charged a $15 processing fee.  The Fund reserves the right, upon 30 days’ written notice, to change the processing fee.  All charges will be deducted from your account by redemption of shares in your account.  Your bank or brokerage firm may also impose a charge for processing the wire.  In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You will receive the net asset value per share next determined after receipt by the Transfer Agent of your redemption request in the form described above.  Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date.  To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the Fund’s net asset value next determined after your order is received by such organization in proper form before 4:00 p.m., Eastern Time, or such earlier time as may be required by such organization.  These organizations may be authorized to designate other intermediaries to act in this capacity.  Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction.  There is currently no charge for ACH transactions.  Contact the Fund for more information about ACH transactions.

Automatic Withdrawal Plan.  If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $50 each.  There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days’ written notice, to make reasonable charges.  Telephone the Transfer Agent at 888-838-9488 (toll-free) for additional information.

Additional Information.  At the discretion of the Fund or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate documentation authorizing redemptions to ensure proper authorization.  The Fund reserves the right to require you to close your account if at any time the value of your shares is less than $1,000 (based on actual amounts invested including any sales charge paid, unaffected by market fluctuations), or $250 in the case of tax-deferred retirement plans, or such other minimum amount as the Fund may determine from time to time.  After notification to you of the Fund’s intention to close your account, you will be given 60 days to increase the value of your account to the minimum amount.

The Fund reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission.  The Fund reserves the right to make payment for shares redeemed in liquid portfolio securities of the Fund taken at current value.

DIVIDENDS AND DISTRIBUTIONS

The Fund expects to distribute substantially all of its net investment income and net realized capital gains, if any, on an annual basis.  Distributions are paid according to one of the following options:

Share Option

Income distributions and capital gains distributions Reinvested in additional shares;

Income Option

Income distributions and short-term capital gains Distributions paid in cash;

Cash Option

Income distributions and capital gains distributions paid in cash.

You should indicate your choice of option on the application.  If no option is specified on your application, distributions will automatically be reinvested in additional shares.  All distributions will be based on the net asset value in effect on the payable date.

If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if the your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and thereafter may continue to be reinvested in such shares.  No interest will accrue on amounts represented by uncashed distribution checks.

If you have received any dividend or capital gains distribution from the Fund in cash, you may return the distribution to the Fund within 30 days of the distribution date for reinvestment at the net asset value next determined after its return.  You or your dealer must notify the Fund that a distribution is being reinvested pursuant to this provision.

TAXES

The Fund intends to continue to qualify for the special tax treatment afforded a “regulated investment company” under Subchapter M of the Internal Revenue Code by annually distributing substantially all of its net investment income and net realized capital gains to its shareholders and by satisfying certain other requirements related to the sources of its income and the diversification of its assets.  By so qualifying, the Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains, which it distributes to shareholders.  The Fund expects most distributions to be in the form of capital gains.

Dividends and distributions paid to shareholders are generally subject to federal income tax and may be subject to state and local income tax.  Distributions of net investment income and net realized short-term capital gains, if any, are taxable to investors as ordinary income.  Dividends distributed by the Fund from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations.

Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) by the Fund are taxable to you as capital gains, without regard to the length of time you have held your Fund shares.  Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its assets.  Redemptions of shares of the Fund are taxable events on which you may realize a gain or loss.

If you buy shares shortly before the record date of a distribution you will pay taxes on money earned by the Fund before you were a shareholder.  You will pay the full pre-distribution price for the shares and then receive a portion of your investment back as a distribution, which is taxable.

The Fund will mail a statement to you annually indicating the amount and federal income tax status of all distributions made during the year.  In addition to federal taxes, you may be subject to state and local taxes on distributions.

Shareholders should consult their tax advisors about the tax effect of distributions and redemptions from the Fund and the use of the Automatic Withdrawal Plan.  The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares.  See “Taxes” in the Statement of Additional Information for further information.

OTHER PAYMENTS TO FINANCIAL INTERMEDIARIES AND SERVICE PROVIDERS

The Adviser, in its discretion, also may pay dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities.  These payments are made out of the Adviser’s own resources, including from the profits derived from the advisory fees received by the Adviser from the Fund.  These payments are in addition to any servicing fees paid by the Fund to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors.  These payments are not reflected in the tables in the section of this prospectus captioned “Fees and Expenses of the Fund” because they are not paid by the Fund.

“Financial intermediaries” are firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for doing so.  Your securities dealer, for example, is a financial intermediary, and there are other types of financial intermediaries that receive payments relating to the sale or servicing of the Fund’s shares.  In addition to dealers, the financial intermediaries that may receive payments include sponsors of fund “supermarkets,” sponsors of fee-based advisory or wrap fee programs, sponsors of college and retirement savings programs, banks and trust companies offering products that hold fund shares and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized “distribution-related” or “servicing” payments.  Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as “revenue sharing.”  Revenue sharing payments may be made on the basis of the sales of shares attributable to that dealer and/or the average net assets of the Fund attributable to that dealer and its clients.  In some circumstances, revenue sharing payments may create an incentive for a dealer or financial intermediary or its representatives to recommend shares of the Fund to its customers.    A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to the intermediary’s sales force.  The Adviser does not consider a financial intermediary’s sale of Fund shares when selecting brokers or dealers to effect portfolio transactions for the Fund.

Various factors are considered in connection with a decision to make revenue sharing payments.  These factors include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of the Fund held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary’s sales personnel relating  to the Fund, the availability of the Fund on the intermediary’s sales system, as well as the overall quality of the services provided by the intermediary and the Adviser’s or Distributor’s relationship with the intermediary.  The Adviser has adopted guidelines for assessing and implementing each prospective revenue-sharing arrangement.  To the extent that financial intermediaries receiving distribution-related payments from the Adviser sell more shares of the Fund or retain more shares of the Fund in their client accounts, the Adviser benefits from the incremental management and other fees they receive with respect to those assets.

CALCULATION OF SHARE PRICE

On each day that the Fund is open for business, the net asset value of shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time). The Fund is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund’s investments that its net asset value might be materially affected.  The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.  The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of net asset value after the order is placed.

The Fund’s portfolio securities are valued as follows: (i) securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (ii) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (iii) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (iv) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Directors. Circumstances under which the Fund will utilize fair value pricing include, among others, situations in which the exchange on which a portfolio security is traded closes early and situations in which trading in a particular portfolio security was halted during trading hours and did not resume prior to the Fund’s net asset value calculation.  The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

CALCULATION OF PERFORMANCE INFORMATION

Standard Performance Information.  From time to time, the Fund may advertise its “average annual total return”.  Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to a formula which is described in the Statement of Additional Information.  The calculation of average annual total return assumes the reinvestment of all dividends and distributions and the deduction of the current maximum sales charge.  The Fund commenced operations on ______________, 2011, and has no performance information as of the date of this Prospectus.

Non-Standard Performance Information.  The Fund may also advertise a “non-standardized quotation” of total return which is calculated differently from average annual total return.  A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.  This calculation does not include the effect of the applicable sales charge, which if included, would reduce total return.  A non-standardized quotation may also indicate average annual compounded rates of return without including the effect of the applicable sales charge or over periods other than those specified for average annual total return.   A non-standardized quotation of total return will always be accompanied by the Fund’s average annual total returns as described above.

FINANCIAL HIGHLIGHTS

Because the Fund is newly organized, there is no financial or performance information included in this Prospectus.  Once this information is available, you may request it by calling 888-838-9488 (Toll Free).

CUSTOMER PRIVACY POLICY

We collect only information that is needed to serve you and administer our business.

In the process of serving you, we become stewards of your “nonpublic personal information” - information about you that is not available publicly.  This information comes to us from the following sources:

■

Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

■

Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

■

Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and to provide you with our services.

We carefully limit and control the sharing of your information.

To protect your privacy, we carefully control the way in which any information about you is shared.  It is our policy not to disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you.  For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed.  However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

We Are Committed To The Privacy Of Your Nonpublic Personal Information And Will Use Strict Security Standards To Safeguard It.

We are committed to the security of your nonpublic personal information.  Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.  Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that are reasonably designed to comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that is designed to protect nonpublic personal information from being accessed inappropriately by third parties.

This privacy policy explains how we handle nonpublic personal information; however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

Investment Adviser

Virginia Financial Innovation Corp.

851 French Moore, Jr. Boulevard – Suite 126

Abingdon, Virginia 24210

Distributor

Rafferty Capital Markets, LLC

59 Hilton Avenue

Garden City, NY 11530

Fund Accountant and Transfer Agent

Mutual Shareholder Services, LLC

8000 Town Centre Dr. Suite 400

Broadview Heights, OH 44147

Custodian

The Huntington National Bank

7 East Oval EA4E95

Columbus, OH 43219

Legal Counsel

Law Offices of Patricia C. Foster, PLLC

190 Office Park Way

Pittsford, NY 14534

Shareholder Services

Nationwide Toll Free:  1-888-838-9488

Additional information about the Fund is included in the Statement of Additional Information which is incorporated herein by reference in its entirety.  Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders.  In the Fund’s annual/semi-annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal period/year.

To obtain a free copy of the SAI, the annual and semi-annual reports to shareholders or other information about the Fund or to make inquiries about the Fund, please call 1-888-838-9488.   You may also view or download certain documents, including the SAI, the annual and semi-annual reports to shareholders on the Fund’s website at: http//www.vaequityfund.com.

You can review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C.  You can obtain information about the operation of the Public Reference Room by calling the Commission at 1-202-942-8090.  Reports and other information about the Fund are available on the EDGAR Database and on the Commission’s Internet site at http://www.sec.gov.  Copies of information on the Commission’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address:   publicinfo@sec.gov. or by writing to:  Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act File Number:   811-22279

VIRGINIA EQUITY FUND

A SERIES OF

OUR STREET FUNDS, INC.

851 French Moore, Jr. Boulevard – Suite 126

Abingdon, Virginia 24210

STATEMENT OF ADDITIONAL INFORMATION

DATED ________________, 2011

This Statement of Additional Information is not a Prospectus.  It contains additional information about Virginia Equity Fund (the “Fund”) and supplements information contained in the prospectus dated ________________, 2011 (“Prospectus”).  The Fund is a series of Our Street Funds, Inc, a registered open-end, non-diversified management investment company.  This Statement of Additional Information, which is incorporated by reference in its entirety into the Prospectus, should be read only in conjunction with the Prospectus, as it may from time to time be revised.   A copy of the Fund’s Prospectus may be obtained by writing the Fund’s Transfer Agent, Mutual Shareholder Services LLC, 8000 Town Centre Dr., Suite 400, Broadview Heights , OH 44147, or by calling the Transfer Agent toll free at 1-800-535-9169.  Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

TABLE OF CONTENTS

                                                                                                                           PAGE

THE CORPORATION…………………………………………………………………………

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT POLICIES

AND RISKS……………………………………………………………………………………..

FUNDAMENTAL INVESTMENT LIMITATIONS……………………………………………

PORTFOLIO TURNOVER………………………………………………………………………

DISCLOSURE OF PORTFOLIO HOLDINGS……………………………………………........

EXCESSIVE TRADING POLICIES AND PROCEDURES……………………………….......

MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS………………………………………………………………...

THE INVESTMENT ADVISER………………………………………………………………..

THE DISTRIBUTOR…………………………………………………………………………...

SERVICE FEE PLAN…………………………………………………………………………...

SECURITIES TRANSACTIONS……………………………………………………………….

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE…………………….

TAXES………………………………………………………………………………………….

REDEMPTION IN KIND………………………………………………………………………. .

HISTORICAL PERFORMANCE INFORMATION…………………………………………….

PRINCIPAL SECURITY HOLDERS……………………………………………………………

CUSTODIAN…………………………………………………………………………………….

AUDITORS………………………………………………………………………………………

LEGAL COUNSEL………………………………………………………………………………

TRANSFER AGENT……………………………………………………………………………..

PROXY VOTING PROCEDURES………………………………………………………………

APPENDIX  A:   BOND RATINGS DEFINITIONS……………………………………………

APPENDIX  B:  PROXY VOTING………………………………………………………………

Nationwide (Toll Free) 888-838-9488

THE CORPORATION

Our Street Funds, Inc., an open-end, non-diversified management investment company, was organized as a corporation under the laws of the State of Maryland on September 4, 2007.  The Corporation currently offers one series of shares to investors, the Virginia Equity Fund (the “Fund”).

Shares of the Fund have equal voting rights and liquidation rights.  When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned.  The Fund is not required to hold annual meetings of shareholders.  The Directors shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any director when requested to do so in writing by shareholders holding 10% or more of the Fund’s outstanding shares.  The Fund will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 (the “1940 Act”) in order to facilitate communications among shareholders.

Each share of the Fund represents an equal proportionate interest with each other share of the Fund in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Directors.  The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Directors have the authority to divide or combine the shares of the Fund into a greater or lesser number of shares from time to time, so long as the proportionate beneficial interests in the assets belonging to the Fund are in no way affected.  In case of any liquidation of the Fund, the holders of shares of the Fund will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund.  No shareholder is liable to further calls or to assessment by the Fund without his or her express consent.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT POLICIES AND RISKS

The investment objective of the Fund is to provide long-term capital appreciation. The Fund’s investment objective is not a fundamental policy and, as such, may be changed by action of the Board of Directors.  Fundamental policies may not without the prior approval of a “majority” of the Fund’s outstanding shares (as defined by the 1940 Act).  Shareholders of the Fund will receive 60 days’ advance notice of any change in the Fund’s investment objective.

The principal investment policies of the Fund and the principal risks of an investment in the Fund are described in the Fund’s Prospectus. This Statement of Additional Information contains supplemental information about those policies and risks and certain other matters. Unless otherwise indicated, all investment practices and limitations of the Fund are non-fundamental policies that may be changed by the Board of Directors without shareholder approval.

Writing Covered Call Options.  When the Adviser believes that individual portfolio securities are approaching the top of the Adviser’s growth and price expectations, covered call options (calls) may be written (sold) against such securities.  When the Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified price (“strike price”) by a future date (“exercise date”).  To terminate its obligation on a call the Fund has written, it may purchase a corresponding call in a “closing purchase transaction”.  A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written. The Fund may realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well.  If a call written by the Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over an amount equal to the exercise price plus the premium received.  The Fund writes options only for hedging purposes and not for speculation, and the aggregate value of the underlying obligations will not exceed ( 5% ) of the Fund’s net assets.  If the Adviser is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of an option, the Fund will lose the opportunity for further appreciation of that security.

Profits on closing purchase transactions and premiums on lapsed calls written are considered capital gains for financial reporting purposes and are short term gains for federal income tax purposes.  When short term gains are distributed to shareholders, they are taxed as ordinary income.  If the Fund desires to enter into a closing purchase transaction, but there is no market when it desires to do so, it would have to hold the securities underlying the call until the call lapses or until the call is exercised.

The Fund will only write options, which are issued by the Options Clearing Corporation and listed on a national securities exchange.  Call writing affects the Fund’s portfolio turnover rate and the brokerage commissions paid.  Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when purchasing closing purchase transactions.

Purchase Put Options.  The Fund may purchase put options.  As the holder of a put option, the Fund has the right to sell the underlying security at the exercise price at any time during the option period.  The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.  The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its portfolio securities.  An example of such use of put options is provided below.

The Fund may purchase a put option on an underlying security owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security.  Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price.  For example, a put option may be purchased in order to protect unrealized appreciation of a security where the Adviser deems it desirable to continue to hold the security because of tax considerations.  The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security is eventually sold.  The Fund will not purchase put options at a time when it does not own the underlying security.

The Fund will commit no more than 5% of its net assets to premiums when purchasing put options.  The premium paid by the Fund when purchasing a put option will be recorded as an asset in the Fund’s statement of assets and liabilities.  This asset will be adjusted daily to the option’s current market value, which will be the latest sale price at the time at which the Fund’s net asset value per share is computed (close of trading on the New York Stock Exchange), or, in the absence of such sale, the latest bid price.  The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

Options Transactions Generally.  Option transactions in which the Fund may engage involve the specific risks described above as well as the following risks: the writer of an option may be assigned an exercise at any time during the option period; disruptions in the markets for underlying instruments could result in losses for options investors; there may exist imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker could present risks for the broker’s customers; and market imposed restrictions may prohibit the exercise of certain options.  In addition, the options activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund.  The success of the Fund in using the options strategies described above depends, among other things, on the Adviser’s ability to predict the direction and volatility of price movements in the options and securities markets and the Adviser’s ability to select the proper time, type and duration of the options.

The use of options by the Fund is subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Therefore, the number of options the Fund may write or purchase may be affected by options written or held by other entities, including other clients of the Adviser.  An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.

Foreign Securities.  The Fund may invest up to 10% of its net assets in foreign securities if the Adviser believes such investment would be consistent with the Fund’s investment objective.  The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus.  Foreign securities investment presents special considerations not typically associated with investments in domestic securities.  Foreign taxes may reduce income.  Currency exchange rates and regulations may cause fluctuation in the value of foreign securities.  Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information and less regulation of foreign issuers.  Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments.  There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers.  Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values.  The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

The Fund may invest in foreign issuers directly or through the purchase of American Depository Receipts (ADRs).  ADRs, which are traded domestically, are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market.  The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency.  Direct investments in foreign securities will generally be limited to foreign securities traded on foreign securities exchanges.

Preferred Stocks.  Preferred stocks, unlike common stocks, offer a stated dividend rate payable from a corporation’s earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate.  If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.  Dividends on some preferred stocks may be “cumulative,” requiring all or a portion of the prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock.  Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.  The rights of preferred stocks on the distribution of a corporation’s assets in the event of liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Convertible Securities.  A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock.  By investing in convertible securities, the Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on the common stock.  The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock).  The credit standing of the issuer and other factors may also affect the investment value of a convertible security.  The conversion value of a convertible security is determined by the market price of the underlying common stock.  If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value.  To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.  A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security.  If a convertible security held by the Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Warrants and Rights.  Warrants are options to purchase equity securities at a specified price and are valid for a specific time period.  Prices of warrants do not necessarily move in concert with the prices of the underlying securities.  Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders.  Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.  Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

U.S. Government Securities.  The Fund may invest in debt obligations, which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government Securities”) as described herein.  U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association (“GNMA”), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association (“FNMA”), and the Federal Home Loan Mortgage Corporation (“FHLMC”); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein.  The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or of the Fund’s shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through “Certificates,” representing undivided ownership interests in pools of mortgages.  Such Certificates are guaranteed as to the payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency.  Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields.  To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

Repurchase Agreements.  The Fund may acquire U.S. Government Securities or other high-grade debt securities subject to repurchase agreements.  A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S.  Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future.  Such securities, including any securities so substituted, are referred to as the “Repurchase Securities.” The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day-to-day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase.  The Fund’s risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest.  These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly.  Under guidelines issued by the Directors, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement.  Repurchase agreements are considered loans collateralized by the Repurchase Securities, such agreements being defined as “loans” under the 1940 Act.  The return on such “collateral” may be more or less than that from the repurchase agreement.  The market value of the resold securities will be monitored so that the value of the “collateral” is at all times as least equal to the value of the loan, including the accrued interest earned thereon.  All Repurchase Securities will be held by the Fund’s custodian, either directly or through a securities depository.

Description of Money Market Instruments.  Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund.  Money market instruments also may include Bankers’ Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes (“Master Notes”).  BANKERS’ ACCEPTANCES are time drafts drawn on and “accepted” by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade.  When a bank “accepts” such a time draft, it assumes liability for its payment.  When the Fund acquires a Bankers’ Acceptance, the bank which “accepted” the time draft is liable for payment of interest and principal when due.  The Bankers’ Acceptance, therefore, carries the full faith and credit of such bank.  A CERTIFICATE OF DEPOSIT (“CD”) is an unsecured interest-bearing debt obligation of a bank.  CDs acquired by the Fund would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower.  Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument.  The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization (“NRSRO”) or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser’s assessment.  Commercial Paper may include Master Notes of the same quality.  MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest.  Master Notes are acquired by the Fund only through the Master Note program of the Fund’s custodian, acting as administrator thereof.  The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

Unseasoned Issuers.  The Fund may invest a portion of its assets in small, unseasoned companies.  While smaller companies generally have potential for rapid growth, they often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths of larger corporations.  In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies.  Therefore, the securities of smaller companies may be subject to wider price fluctuations.  When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time.  The Fund does not currently intend to invest more than 10% of its net assets in the securities of unseasoned issuers.

Investment Company Securities.  The Fund may also invest up to 10% of its total assets in securities of other investment companies.  Investments by the Fund in shares of other investment companies will result in duplication of advisory, administrative and distribution fees.  The Fund will not invest more than 5% of its total assets in securities of any single investment company and will not purchase more than 3% of the outstanding voting securities of any investment company.  An investment in securities of an investment company is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Illiquid Investments.  The Fund may invest up to 10 % of its net assets in illiquid securities.  The Board of Directors can increast that limi to 15% of the Fund’s net assets at the time of purchase  Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued.  Under the supervision of the Board of Directors, the Adviser determines the liquidity of the Fund’s investments.  The absence of a trading market can make it difficult to ascertain a market value for illiquid investments.  Disposing of illiquid securities before maturity may be time consuming and expensive, and it may be difficult or impossible for the Fund to sell illiquid securities promptly at an acceptable price.

Borrowing and Pledging.  The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and may increase this limit to 33 ⅓% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings.  To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated.  If, while such borrowing is in effect, the value of the Fund’s assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so.  The Fund would incur interest and other transaction costs in connection with such borrowing.  The Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.  The Fund may pledge assets in connection with borrowing but will not pledge more than one-third of its total assets.

Temporary Defensive Positions.  As a temporary defensive measure, the Fund may invest up to 100% of its total assets in investment grade bonds, U.S. Government obligations, repurchase agreements or money market instruments.  When the Fund makes such investments as a temporary defensive measure, it is not pursuing its investment objective and it may not achieve its investment objective.

FUNDAMENTAL INVESTMENT LIMITATIONS

The Fund has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund.  These limitations may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund as defined in the 1940 Act.  For purposes of the discussion of these fundamental investment limitations, the term “majority” of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund.

Under these fundamental limitations, the Fund may not:

(1)

Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund’s total assets, or (b) in order to meet redemption requests that might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund’s assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2)

Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(3)

Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(4)

Make short sales of securities or maintain a short position, except short sales “against the box” (A short sale is made by selling a security the Fund does not own.  A short sale is “against the box” to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(5)

Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(6)

Write, purchase or sell commodities, commodities contracts, futures contracts or related options (except that the Fund may write covered call options as described in the Prospectus);

(7)

Invest 25% or more of its total assets in the securities of issuers in any particular industry or group of industries , except that this restriction does not apply to investments in securities of the United States Government, its agencies or instrumentalities;

(8)

Invest for the purpose of exercising control or management of another issuer; or

(9)

Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable), which own or deal in such things.

With respect to the percentages adopted by the Corporation as maximum limitations on the Fund’s investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year, exclusive of short-term instruments, by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year.  High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, and may result in the Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes.  See “Taxes.” A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one year period.

Generally, the Fund intends to invest for long-term purposes.  However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund has adopted policies and procedures concerning the dissemination of information about the portfolio securities holdings of the funds by employees, officers and/or directors of the Adviser, the Distributor and the Transfer Agent.  These policies are designed to assure that non-public information about portfolio securities is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect the fund’s investment program or enable third parties to use that information in a manner that is harmful to the Fund.

The Fund’s portfolio holdings are made publicly available no later than 60 days after the close of each of the Fund’s fiscal quarters in semi-annual and annual reports to shareholders, or in its Statements of Investments on Form N-Q, which are publicly available at the SEC.  Until publicly disclosed, the Fund’s portfolio holdings are proprietary, confidential business information.  While recognizing the importance of providing Fund shareholders with information about their Fund’s investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative process, such need for transparency must be balanced against the risk that third parties who gain access to the Fund’s portfolio holdings information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices that the Fund is able to obtain in portfolio transactions or the availability of the portfolio securities that portfolio managers are trading in on the fund’s behalf.

The Fund’s Investment Adviser, its affiliates and their respective employees, officers and directors shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Investment Adviser or any affiliated person of the Investment Adviser) in connection with the disclosure of the Fund’s non-public portfolio holdings.  The receipt of investment advisory fees or other fees and compensation paid to the Investment Adviser and its affiliates pursuant to agreements approved by the Fund’s Board of Directors shall not be deemed “compensation” or “consideration” for these purposes.

Complete Fund portfolio holdings positions may be released to the following categories of entities or individuals on an ongoing basis, provided that such entity or individual either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information, or (2) is subject to a fiduciary obligation, as a member of the Fund’s Board of Directors, or as an employee, officer and/or director of the Investment Adviser, Distributor or Transfer Agent, or their respective legal counsel, not to disclose such information except in conformity with these policies and procedures and not to trade for her/her personal account on the basis of such information:

•

Employees of the Fund’s Investment Adviser, Distributor and Transfer Agent who need to have access to such information (as determined by senior officers of such entity);

•

The Fund’s certified public accountants and independent registered public accounting firm;

•

Members of the Fund’s Board of Directors;

•

The Fund’s custodian bank;

•

A proxy voting service designated by the Fund and its Board of Directors;

•

Rating/ranking organizations (such as Lipper and Morningstar);

•

Portfolio pricing services retained by the Investment Adviser to provide portfolio security prices, and Dealers, to obtain bids (price quotations, if securities are not priced by the Fund’s regular pricing services).

Portfolio holdings information (which may include information on a Fund’s entire portfolio or individual securities therein) may be provided by senior officers of the Investment Adviser or attorneys, if any, on the staff of the Investment Adviser, Distributor, or Transfer Agent, in the following circumstances:

•

Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where the Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant;

•

Response to regulatory requests for information (the SEC, FINRA, state securities regulators, and/or foreign securities authorities, including without limitation, requests for information in inspections or for position reporting purposes);

•

To potential sub-advisers of portfolios (pursuant to confidential agreements);

•

To consultants for retirement plans for plan sponsors/discussion at due diligence meetings (pursuant to a confidentiality agreement);

•

Investment bankers in connection with merger discussions (but only pursuant to confidentiality agreements)

The Fund’s shareholders may, under unusual circumstances (such as lack of liquidity in the Fund’s portfolio to meet redemptions), receive redemption proceeds of their fund shares paid as pro rata shares of securities held in the Fund’s portfolio.  In such circumstances, disclosure of the Fund’s portfolio holdings may be made to such shareholders.

The Chief Compliance Officer of the Fund, the Investment Adviser, the Distributor and Transfer Agent (collectively, the “CCOs”) shall oversee the compliance by the Investment Adviser, the Distributor the Transfer Agent and their respective personnel with these policies and procedures.  At least annually, the CCO shall report to the Board of Directors on such compliance oversight and on the categories of entities and individuals to which disclosure of portfolio holdings of the Funds has been made during the preceding year pursuant to these policies.  The CCO of the Fund is required to report to the Board of Directors any material violation of these policies and procedures during the previous calendar quarter and shall make a recommendation to the Board of Directors and to the Investment Adviser, the Distributor and the Transfer Agent as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

EXCESSIVE TRADING POLICIES AND PROCEDURES

The policies and procedures adopted by the Board of Directors with respect to short-term and excessive trading of Fund shares are described in the Prospectus.  The Fund has no arrangements with any person to permit market timing.

MANAGEMENT OF THE FUND

OVERSIGHT ROLE OF THE BOARD OF DIRECTORS; BOARD COMPOSITION AND STRUCTURE

The role of the Board of Directors in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Adviser and the Distributor, have responsibility for the day-to-day management of the Portfolios, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). In connection with its oversight role, the Board, or its committees or their designees, interacts with and receives reports from senior personnel of the Fund’s service providers, which include, among others,  senior investment personnel of the Adviser (including personnel with responsibility for management of the Fund’s portfolio), as well as the individual who serves as both the Fund’s Chief Compliance Officer and the Adviser’s Chief Compliance Officer.

The Board’s Audit Committee (which consists of all of the Independent Directors) meets during its scheduled meetings with, and between meetings have access to, the Fund’s independent registered public accounting firm and the Fund’s Treasurer. The Board also receives periodic presentations from senior personnel of the Adviser regarding risk management generally, as well as periodic presentations relating to specific operational and investment functions, such as trading practices (including brokerage allocation and execution) and investment research. From time to time, the Board also receives reports from counsel regarding regulatory compliance and governance matters. The Board has adopted policies and procedures designed to address a variety of operational and compliance matters. In addition, the Adviser has adopted certain policies, procedures and controls designed to address particular risks to the Fund’s portfolio. However, the Board recognizes that it is not possible to eliminate all of the risks which might affect the Fund’s Portfolio. The Board’s oversight role does not make the Board a guarantor of the Fund’s portfolio activities.

 The 1940 Act requires that at least 40% of the Fund’s directors  be directors who are not “interested Directors” within the meaning of Section 2(a)(19) of the 1940 Act (“Independent Directors”). Moreover, in order to rely on certain exemptive rules under the 1940 Act, a majority of the Fund’s directors  must be Independent Directors, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, 60% of the Fund’s Directors are Independent Directors.  Although the Board does not currently have a Chairman, the Independent Directors have designated a lead Independent Director who chairs meetings or executive sessions of the Independent Directors, reviews and comments on Board meeting agendas and facilitates communication among the Independent Directors, and management. The Independent Directors do not have counsel separate from counsel to the Fund.

The Board has determined that its leadership structure, in which the Independent Directors have designated a lead Independent Trustee to function as described above, is appropriate in light of the services that the Adviser and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships.

DIRECTORS AND OFFICERS

Overall responsibility for management of the Corporation rests with the Board of Directors (“Board”).  The Board, in turn, elects the officers of the Corporation to actively supervise its day-to-day operations.   The following tables provide information about the officers and directors of the Fund.

The members of the Board of Directors in the table immediately below are directors who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act, each of whom is referred to herein as “Independent Director” and each of whom has served as an Independent Director of the Fund since its formation in 2008. The address of each individual below is 851 French Moore, Jr. Boulevard – Suite 126, Abingdon, Virginia 24210.

NAME, ADDRESS AND AGE	LENGTH OF TIME SERVED	POSITION(S) HELD WITH THE FUND	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND DIRECTORSHIPS OF PUBLIC COMPANIES	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR

Matt hew Ruff Age:	Since Inception	Director	Airline Pilot	1
Scott Bevins Age:	Since Inception	Director	College Professor	1
Tara Miles Age:	Since Inception	Director	Architect	1
	Since Inception	Director		1

*

The Officers and Directors in the table immediately below are “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act. Each of these individuals has served in the capacity set forth below since the formation of the Fund in 2008. The address of each individual below is 851 French Moore, Jr. Boulevard – Suite 126, Abingdon, Virginia 24210.

NAME, ADDRESS AND AGE	LENGTH OF TIME SERVED	POSITION(S) HELD WITH THE FUND	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND DIRECTORSHIPS OF PUBLIC COMPANIES	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR
Gary Stratton Age:	Since Inception	President Director	Professor of Economics University of Virginia/College at Wise	1
J. C. Schweingrouber Age:	Since Inception	Treasurer	Vice President of Investments, Virginia Financial Innovation Corp. (2007-Present); Trader/Analyst, Fidelity Investments (2001-2007)
David Kendall	Since Inception	Chief Compliance Officer	Chair, Department of Economics, University of Virginia/College at Wise since _______________
David C. Poole	Since Inception

Board Committees.  The Board of Directors has established an Audit Committee, which oversees the Fund’s accounting and financial reporting policies and the independent audit of its financial statements.  The members of the Audit Committee are Matt Ruff, Scott Bevins and Tara Miles. The Audit Committee does not currently have an Audit Committee Financial Expert. The Board of Directors has established a Nominating Committee, which is responsible for nominating persons to serve on the Board of Directors.  The members of the Nominating Committee are Matt Ruff, Scott Bevins and Tara Miles.  The Board of Directors has established a Valuation Committee, which is responsible for valuing securities held in the Fund’s portfolio.  The members of the Valuation Committee are Matt Ruff, Scott Bevins, Tara Miles, Gary Stratton and David Poole.

Directors’ Ownership of Fund Shares.  The following table shows each director’s beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the director.  Information is provided as of September 30, 2010 ..

Name of Director	Dollar Range of Fund Shares Owned by Director	Aggregate Dollar Range of Shares of All Funds Overseen by Director
Gary Stratton	none	none
David Poole	none	none
Matthew Ruff	$1 - $10,000	$1 - $10,000
Scott Bevins	none	none
Tara Miles

Officer and Director Compensation.  No director, officer or employee of the Adviser or the Underwriter will receive any compensation from the Corporation for serving as an officer or director of the Corporation.  Although members of the Board of Directors who are not an “interested persons” of the Corporation do not currently receive any compensation for their services, they are entitled to reimbursement  for their reasonable expenses incurred in connection with attendance at meetings of the Board.  The following table provides compensation amounts paid to Directors who are not “interested persons” of the Fund:

Director	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund and Fund Complex Paid to Directors

No compensation has been paid. The Fund has not commenced operations.

THE INVESTMENT ADVISER

Virginia Financial Innovation Corp. with offices at 851 French Moore, Jr. Boulevard Suite 126 Abingdon, Virginia 24210 is the Fund’s investment manager (the “Adviser”). Gary Stratton, as the President and controlling shareholder of the Adviser, may directly or indirectly receive benefits from the advisory fees paid to the Adviser. Mr. Stratton is also President and a director of the Corporation.

The Investment Advisory Agreement.  Under the terms of the Investment Advisory Agreement between the Corporation and the Adviser (“Advisory Agreement”), the Adviser manages the Fund’s investments.  The Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.10% of assets under management for the first $100 million of assets under management, 1.00% of assets under management for the next $100 million of assets under management and .90% of assets under management for assets above $200 million.

The Fund is responsible for the payment of all expenses incurred in connection with the registration of shares and operations of the Fund, including fees and expenses incurred in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Directors who are not interested persons of the Corporation, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders’ meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, such as litigation to which the Fund may be a party.  The Fund may have an obligation to indemnify the Corporation’s officers and Directors with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Directors in the performance of their duties.  The compensation and expenses of any officer, director or employee of the corporation, who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser.

By its terms, the Advisory Agreement will remain in force until ____________  and from year to year thereafter, subject to annual approval by (a) the Board of Directors or (b) a vote of the majority of the Fund’s outstanding voting securities; provided that in either event continuance is also approved by a majority of the Directors who are not interested persons of the Corporation, by a vote cast in person at a meeting called for the purpose of voting such approval.  The Advisory Agreement may be terminated at any time, on sixty days’ written notice, without the payment of any penalty, by the Board of Directors, by a vote of the majority of the Fund’s outstanding voting securities, or by the Adviser.  The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules there under.  The Adviser has voluntarily agreed to waive a portion of its advisory fee and/or reimburse the Fund for expenses that exceed a total expense ratio of 1.95% during the first twelve months of the Fund’s operations.  The Adviser’s commitment to maintain a stable expense ratio during this period is not a contractual obligation and, as such, may be terminated at any time followinjg the initial twelve-month period.

Annual Approval of the Investment Advisory Agreement.   Each year the Board of Directors, including a majority of the independent Directors, is required to determine whether to renew the Advisory Agreement.  The 1940 Act requires that the Board request and evaluate, and that the Adviser provide, such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement.  The factors considered by the Board of Directors, including a majority of the independent Directors, in connection with its most recent approval of the continuation of the Advisory Agreement shall be set forth in the Fund Annual or Semi-Annual Report Shareholders.

Portfolio Manager.  J. C. Schwiengrouber is responsible for the day-to-day management of the Fund’s investments.

The following table provides information regarding the portfolios and accounts managed by Mr. Schwiengrouber as of   September 30, 2010 ..

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed	Other Accounts Managed	Total Assets in Other Accounts Managed
	0	0	0	0	0	0

None of the accounts managed by Mr. Schwiengrouber has a performance-based fee.

►Compensation of the Portfolio Manager.

Mr. Schwiengrouber is a full-time employee of the Fund’s Adviser.  He receives a salary from the Adviser and entitled to additional compensation in the form of bonuses.

►Ownership of Fund Shares.  The following table shows the Portfolio Manager’s beneficial ownership of shares of the Fund as of February 15, 2008.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares of All Funds Overseen
J.C. Schwiengrouber	none	none

THE DISTRIBUTOR

The Distributor of shares of the Fund is Rafferty Capital Markets, LLC, a registered broker-dealer with offices located at 59 Hilton Avenue, Garden City, NY 11530.  Under the Distribution Agreement with Our Street Funds, Inc., the Distributor acts as the Fund’s principal underwriter in the continuous public offering of shares of the Fund.  The Distributor is not obligated to sell a specific number of shares and the Distributor does not bear the expenses normally attributable to sales of Fund shares (e.g. advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders.  Rather, the expenses normally attributable to sales of Fund shares are borne by the Adviser.  Because the Fund has not yet completed its first fiscal year, no compensation was paid to the Distributor during any of the most recent three years.

SERVICE FEE PLAN AND AGREEMENT

The Fund has adopted a Service Fee Plan and Agreement, pursuant to which the Fund may incur expenses of up to 0.25% per year of the Fund’s net assets.  Under the Service Fee Plan and Agreement, the Fund is permitted to reimburse certain “Recipients” as defined therein for their costs incurred in connection with the personal service and the maintenance of shareholder accounts (“Accounts”) that hold shares of the Fund (“Shares”).  Under the Plan, which is intended to comply with FINRA/NASD Conduct Rule 2830, the Recipients are intended to have certain rights as third-party beneficiaries under this Plan.  The Plan is not intended to be a distribution plan within the meaning of Rule 12b-1 under the Investment Company Act of 1940, as amended (“1940 Act”).

SECURITIES TRANSACTIONS

Decisions to buy and sell securities for the Fund and the placing of the Fund’s securities transactions and negotiation of commission rates, where applicable, are made by the Adviser and are subject to review by the Board of Directors.  In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.  The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Fund and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided.  The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Fund and to accounts over which it exercises investment discretion.

Research services include securities and economic analyses, reports on issuers’ financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities.  Although this information is useful to the Fund and the Adviser, it is not possible to place a dollar value on it.  Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Fund.

The Adviser may aggregate purchase and sale orders for the Fund and its other clients if it believes such aggregation is consistent with its duties to seek best execution for the Fund and its other clients.  The Adviser will not favor any advisory account over any other account, and each account that participates in an aggregated order will participate at the average price for all transactions of the Adviser in that security on a given business day, with all costs shared on a pro rata basis.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Directors, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Corporation, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Corporation, the Adviser or the Underwriter.

The Fund has no obligation to deal with any broker or dealer in the execution of securities transactions.  However, the Underwriter and other affiliates of the Corporation or the Adviser may affect securities transactions, which are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis.  The Fund will not effect any brokerage transactions in its portfolio securities with the Underwriter if such transactions would be unfair or unreasonable to its shareholders.  Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers.  Although the Fund does not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with various firms.  Neither the Underwriter nor affiliates of the Corporation, the Adviser or the Underwriter will receive reciprocal brokerage business as a result of the brokerage business transacted by the Fund with any brokers.

Code of Ethics.  The Fund , the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act, which permits personnel to invest in securities that may be purchased or held by the Fund.  The Code of Ethics adopted by the Fund, the Adviser and the Underwriter are on public file with, and are available from, the Securities and Exchange Commission.

CALCULATION OF SHARE PRICE

Shares of the Fund are offered to the public on a continuous basis at net asset value.  The net asset value of the shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m., Eastern Time) on each day the Fund is open for business.  The Fund is open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr.  Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The Fund may also be open for business on other days in which there is sufficient trading in the Fund’s portfolio securities that its net asset value might be materially affected.

In valuing the assets of the Fund for purposes of computing net asset value, securities are valued at market value as of the close of trading on each business day when the NYSE is open.  Securities listed on the NYSE or other exchanges are valued on the basis of the last sale price on the exchange on which they are primarily traded.  However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used.  If there are no sales on that day, the securities are valued at the closing bid prices on the NYSE or other primary exchange for that day.  Securities traded in the over-the-counter market are valued on the basis of the last sale price as reported by Nasdaq.  If there are no sales on that day, the securities are valued at the mean between the closing bid and asked prices as reported by Nasdaq.  Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures established by the Board of Directors.  Debt securities will be valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith to be represented by amortized cost value, absent unusual circumstances.  One or more pricing services may be utilized to determine the fair value of securities held by the Fund.  The Board of Directors will review and monitor the methods used by such services to assure its members that securities are appropriately valued.

TAXES

The Prospectus describes generally the tax treatment of distributions by the Fund.  This section of the Statement of Additional Information includes additional information concerning federal taxes.

The Fund has qualified and intends to continue to qualify annually for the special tax treatment afforded a “regulated investment company” under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders.  To so qualify the Fund must, among other things:  (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund’s assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over actual distributions in any calendar year.  Generally, the “required distribution” is 98% of a Fund’s ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years.  The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

The Fund is required to withhold and remit to the U.S. Treasury a portion (currently 30%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

REDEMPTION IN KIND

The Fund, when it is deemed to be in the best interests of the Fund’s shareholders, may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value.  If any such redemption in kind is to be made, the Fund intends to make an election pursuant to Rule 18f-1 under the 1940 Act.  This election will require the Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.  Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash.  Portfolio securities, which are issued as an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION

From time to time, the Fund may advertise average annual total return.  Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P (1 + T)n = ERV

Where:

P

=

a hypothetical initial payment of $1,000

T

=

average annual total return

n

=

number of years

ERV  =

ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions and the deduction of the current maximum sales charge from the initial $1,000 payment.  If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

The Fund may also advertise total return (a “non-standardized quotation”) which is calculated differently from average annual total return.  A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.  This computation does not include the effect of the applicable sales charge, which if included, would reduce total return.

The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

The Fund’s performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance.  In particular, the Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets.  Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals.  Performance comparisons may be useful to investors who wish to compare the Fund’s past performance to that of other mutual funds and investment products.  Of course, past performance is no guarantee of future results.

LIPPER INC. ranks funds in various fund categories by making comparative calculations using total return.  Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

MORNINGSTAR, INC., an independent rating service, rates more than 1,000 Nasdaq-listed mutual funds of all types, according to their risk-adjusted returns.  The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such performance comparisons to obtain a more complete view of the Fund’s performance before investing.  Of course, when comparing the Fund’s performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons.  When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price.  Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods.  The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation.  The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor’s Ratings Group and Moody’s Investors Service, Inc.).  The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators.  The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children’s education, or other future needs.

PRINCIPAL SECURITY HOLDERS

As of September 30, 2010 , Virginia Financial Innovation Corp., the Fund’s investment adviser with offices at 851 French Moore, Jr. Boulevard Suite 126, Abingdon, VA 24210, and Ron Fisher, M.D., 1601 Linden Avenue, Lynchburg, VA, owned of record % and % of the outstanding shares of the Fund, respectively.   As a result of their interests in the Fund,the Adviser and Dr. Fisher may be in a position to influence the outcome of any matters submitted to shareholders of the Fund for consideration.

As of September 30, 2010, ,  the Directors/Directors and officers of the Corporation as a group owned of record  __ percent of the outstanding shares of the Fund.

CUSTODIAN

Huntington National Bank, having its principal office at 41 South High Street, Columbus, Ohio 43215, serves as custodian for the Fund.

AUDITORS

The firm of Sanville & Company, 1514 Old York Road, Abington, PA currently serves as independent registered public accounting firm.   Sanville & Company performs an annual audit of the Fund’s financial statements and advises the Fund as to certain accounting matters.

LEGAL COUNSEL

The law firm of Patricia C. Foster, Esq. PLLC, 190 Office Park Way,  Pittsford, New York serves as counsel to the Fund.

TRANSFER AGENT

The Fund’s transfer agent, Mutual Shareholder Services LLC (“MSS”), 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.  MSS receives from the Fund for its services as transfer agent a fee payable monthly at an annual rate of $11.50 per account, provided, however, that the minimum fee is $775.00 per month.  In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

MSS also provides accounting and pricing services to the Fund.  For calculating daily net asset value per share and maintaining such books and records as are necessary to enable MSS to perform its duties, the Fund pays MSS a base fee which is currently $1,750.00 per month.

MSS also provides limited administrative services to the Fund.  In this capacity, MSS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services.  MSS supervises the preparation of reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions.

PROXY VOTING PROCEDURES

The Fund is required to disclose its complete proxy voting record on Form N-PX which is filed annually with the Securities and Exchange Commission (“SEC”).  Form N-PX, as filed, is available, free of charge, upon written request to the Fund at the address of MSS or calling toll free at 1-888-838-9488.  It is also available on the SEC’s website (www.SEC.gov.)

The Board of Directors has approved proxy voting procedures for the Fund.  These procedures set forth the guidelines and procedures for the voting of proxies relating to securities held by the Fund.  The Board of Directors is responsible for overseeing the implementation of the procedures. Records of the Fund’s proxy voting history are maintained and available for inspection.

Copies of the proxy voting procedure have been filed with the Securities and Exchange Commission, which may be reviewed and copies at the SEC’s Public Reference Room in Washington, D.C. and are also available on the SEC’s website (www.sec.gov).  A copy will also be sent to you, free of charge, upon your written request by writing to the Fund at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, or calling toll free at 1-888-838-9488.  A copy of the Fund’s Proxy Voting Policy and Proxy Voting Procedures is also attached to this SAI as Exhibit B.

FINANCIAL STATEMENTS

The fund has not commenced operations.

APPENDIX A – BOND RATINGS DEFINITIONS

The various ratings used by Moody’s Investors Service, Inc.  (“Moody’s”) and Standard & Poor’s Ratings Group (“S&P”) are described below.  A rating by an NRSRO represents the organization’s opinion as to the credit quality of the security being traded.  However, the ratings are general and are not absolute standards of quality of guarantees as to the creditworthiness of an issuer.  Consequently, the Adviser believes that the quality of corporate bonds and preferred stocks in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis.  A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitably for a particular investor.  When a security has received a rating from more than one NRSRO, each rating is evaluated independently.  Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other resources that they consider reliable.  Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

THE RATINGS OF MOODY’S AND S&P FOR CORPORATE BONDS

IN WHICH THE FUND MAY INVEST ARE AS FOLLOWS:

Moody’s Investors Service, Inc.

Aaa - Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor’s Ratings Group

AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation.  Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal.  Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

THE RATINGS OF MOODY’S AND S&P FOR PREFERRED STOCKS
IN WHICH THE FUND MAY INVEST ARE AS FOLLOWS:

Moody’s Investors Service, Inc.

aaa - An issue which is rated aaa is considered to be a top-quality preferred stock.  This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa - An issue which is rated aa is considered a high-grade preferred stock.  This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a - An issue which is rated a is considered to be an upper-medium grade preferred stock.  While risks are judged to be somewhat greater than in the “aaa” and “aa” classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa - An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured.  Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

Standard & Poor’s Ratings Group

AAA - This is the highest rating that may be assigned by Standard & Poor’s to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA - A preferred stock issue rated AA also qualifies as a high-quality fixed income security.  The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

APPENDIX B

PROXY VOTING POLICY

OF

OUR STREET FUNDS, INC.

1.

The Proxy Voting Officers

Acting on behalf of Virginia Equity Fund (“Fund”), the Board of Directors (“Board”) hereby designates the President and Treasurer of the Corporation as the persons responsible for voting all proxies relating to securities held in the portfolio of the Fund.   Each of these officers is referred to herein as a “Proxy Voting Officer” and they are referred to herein collectively as the “Proxy Voting Officers”.  Either of the Proxy Voting Officers may act on behalf of the Board, and there shall be no requirement that both Proxy Voting Officers vote together.  The Proxy Voting Officers may divide or determine responsibility for acting under this Policy in any manner they see fit.  The Proxy Voting Officers shall take all reasonable efforts to monitor corporate actions, obtain all information sufficient to allow an informed vote on a pending matter, and ensure that all proxy votes are cast in a timely fashion and in a manner consistent with this Policy.

If, in the Proxy Voting Officer’s reasonable belief, it is in the best interest of the Fund’s shareholders to cast a particular vote in a manner that is contrary to this Policy, the Proxy Officer shall submit a request for a waiver to the Board stating the facts and reasons for the Proxy Voting Officer’s belief.  The Proxy Voting Officer shall proceed to vote the proxy in accordance with the decision of the Board.

In addition, if, in the Proxy Voting Officer’s reasonable belief, it is in the best interest of the Fund shareholders to abstain from voting on a particular proxy solicitation, the Proxy Voting Officer shall make a record summarizing the reasons for the Proxy Voting Officer’s belief and shall present such summary to the Board along with other reports required in Section 3 below.

2.

Conflict of Interest Transactions

The Proxy Voting Officer shall submit to the Board all proxy solicitations that, in the Proxy Voting Officer’s reasonable belief, present a conflict between the interests of the Fund’s shareholders on one hand, and those of a Director, Officer, Adviser, Sub-Adviser (if any), Principal Underwriter or any of its affiliated persons/entities (each, an “Affiliated Entity”).  Conflict of interest transactions include, but are not limited to, situations where:

•

An Affiliated Entity has a business or personal relationship with the participant of a proxy contest such as members of the issuer’s management or the soliciting shareholder(s), when such relationship is of such closeness and intimacy that it would reasonably be construed to be of such nature that it would negatively affect the judgment of the Affiliated Entity;

•

An Affiliated Entity provides brokerage, underwriting, insurance or banking or other services to the issuer whose management is soliciting proxies;

•

An Affiliated Entity has a personal or business relationship with a candidate for Trusteeship; or

•

An Affiliated Entity manages a pension plan or administers an employee benefit plan of the issuer, or intends to pursue an opportunity to do so.

In all such cases, the materials submitted to the Board shall include the name of the Affiliated Entity whose interests in the transaction are believed to be contrary to the interests of the Fund, a brief description of the conflict, and any other information in the Proxy Voting Officer’s possession that would to enable the Board to make an informed decision on the matter.  The Proxy Voting Officer shall vote the proxy in accordance with the direction of the Board.

3.

Annual Report to the Board of Directors

The Proxy Voting Officers shall compile and present to the Board an annual report of all proxy solicitations received by the Fund, including for each proxy solicitation, (i) the name of the issuer, (ii) the exchange ticker symbol for the security, (iii) the CUSIP number, (iv) the shareholder meeting date; (iv) a brief identification of the matter voted on, (v) whether the matter was proposed by the management or by a security holder; (vi) whether the Proxy Voting Officer cast his/her vote on the matter and if not, an explanation of why no vote was cast; (vii) how the vote was cast (i.e., for or against the proposal); (viii) whether the vote was cast for or against management; and (ix) whether the vote was consistent with this Policy, and if inconsistent, an explanation of why the vote was cast in such manner.  The report shall also include a summary of all transactions which, in the Proxy Voting Officer’s reasonable opinion, presented a potential conflict of interest, and a brief explanation of how each conflict was resolved.

4.

Responding to Fund Shareholders’ Request for Proxy Voting Disclosure

Consistent with this Policy, the Corporation shall, not later than July 31 of each year, submit a complete record of its proxy voting record to be filed with the Securities and Exchange Commission for the twelve month period ending June 30th of such year on SEC Form N-PX.  In addition, the Proxy Voting Officer shall make the Fund’s proxy voting record available to any Fund shareholder who may wish to review such record through the Corporation’s website.  The Corporation’s website shall notify shareholders of the Fund that the Fund’s proxy voting record and a copy of this Policy is available, without charge, to the shareholders by calling the Fund’s toll-free number as listed in its current prospectus.  The Corporation shall respond to all shareholder requests for records within three business days of such request by first-class mail or other means designed to ensure prompt delivery.

5.

Record Keeping

In connection with this Policy, the Proxy Voting Officer shall maintain a record of the following:

•

Copies all proxy solicitations received by the Fund, including a brief summary of the name of the issuer, the exchange ticker symbol, the CUSIP number, and the shareholder meeting date;

•

A reconciliation of the proxy solicitations received and number of shares held by the Fund in the soliciting issuer;

•

The analysis undertaken to ensure that the vote cast is consistent with this Policy;

•

Copies, if any, of any waiver request submitted to the Board along with the Board’s final determination relating thereto;

•

Copies, if any, of all documents submitted to the Board relating to conflict of interest situations along with the Board’s final determinations relating thereto;

•

Copies of any other documents created or used by the Proxy Voting Officer in determining how to vote the proxy;

•

Copies of all votes cast; copies of all quarterly summaries presented to the Board; and copies of all shareholder requests for the Fund’s proxy voting record and responses thereto.

All records required to be maintained under this Policy shall be maintained in the manner and for such period as is consistent with other records required to be maintained by the Trust pursuant to applicable rules and regulations promulgated under the 1940 Act.

OUR STREET FUNDS, INC.

PART  C

OTHER INFORMATION

ITEM 28.  EXHIBITS

The following exhibits are filed herewith , or, as indicated, will be filed by amendment or, as indicated, are not applicable :

(c)

Instruments defining rights of Shareholders – Not Applicable.

(e)(2)   Form of Dealer Agreement between Rafferty Capital Markets, LLC and

            Broker-Dealers – To be filed by amendment.

(f)       Bonus or Profit Sharing Contracts – Not Applicable

(i)     Legal Opinion – To be filed by    amendment.

(j)

   Consent of Independent Registered Public Accounting Firm – To be filed by amendment.

(k)     Omitted Financial Statements – Not Applicable

(l)      Initial Capital Agreements –  To be filed by amendment.

(m) (1) Rule 12b-1 Plan – Not Applicable

 (2) Service Fee Plan and Agreement – To be filed by amendment.

(n)  Rule 18f-3 Plan – Not Applicable

(p)

Codes of Ethics

(1)

Code of Ethics Adopted by Registrant and Registrant’s Investment Adviser

(2)

Code of Ethics Adopted by Registrant’s General Distributor – To be filed by Amendment.

2.

The following exhibits are incorporated herein by reference to Registrant’s Registration Statement on Form N-1A as filed on February 27, 2010:

(a)

Copy of Articles of Incorporation as filed with the State Department of Assessments and Taxation of Maryland on September 4, 2007.

(b)

Copy of  By-Laws of Registrant as adopted on September 30, 2007.

(d)

Form of Investment Advisory Agreement between Registrant and Virginia Financial Innovation Corporation.

(e)(1)   Form of Distribution Agreement between Registrant and Rafferty Capital Markets, LLC.

(g)     Form of Custodian Agreement between Registrant and Huntington National Bank, N.A.

(h)

Other Material Contracts

          (1)  Form of Accounting Services Agreement with Mutual Shareholder Services, LLC

(2)

 Form of Transfer Agency Services with Mutual Shareholder Services, LLC

(q)

Codes of Ethics

(1)

Code of Ethics Adopted by Registrant and Registrant’s Investment Adviser

ITEM 29.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Not Applicable

ITEM 30.  INDEMNIFICATION

  Registrant’s Articles of Incorporation and By-laws (collectively, the “Organizational Documents”) provide that to the fullest extent permitted by Maryland law and subject to the limitations of the Investment Company Act of 1940, as amended (“1940 Act”), no director or officer of Registrant shall be personally liable to the Registrant or its stockholders for money damages. The Organizational Documents also provide that, to the maximum extent permitted by Maryland law, Registrant shall indemnify, and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to: (a) any individual who is a present or former director or officer of Registrant and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity or (b) any individual who, while a director or officer of Registrant and at the request of Registrant, serves or has served as a director or officer of Registrant and who is made, or threatened to be made a party to the proceeding by reason of his or her service in any such capacity.  The Organizational Documents further provide that neither the repeal of Article VIII of the Articles of Incorporation (Limitation of Liability and Indemnification) or Article XI of the By-Laws (Indemnification and Advancement of Expenses), nor the adoption or amendment of any other provision of the By Laws or the Articles of Incorporation, as the case may be, inconsistent with such articles shall apply to or affect in any respect the applicability of such articles with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.  Moreover, the By-Laws provide that the indemnification and payment of expenses provided in Article XI thereof shall not be deemed exclusive of, or limit in any way, other rights to which any person seeking indemnification or payment of expenses may be or may become entitled under any by-law, regulation, insurance, agreement or otherwise.

Under Maryland law, the Registrant’s directors and officers may not be protected against any liability to the Registrant or its shareholders to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (such conduct hereinafter referred to as "Disabling Conduct").

Further, under Maryland law, no indemnification of a director or officer may be made unless:  (1) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the director or officer to be indemnified was not liable by reason of Disabling Conduct; or (2) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the director or officer to be indemnified was not liable by reason of Disabling Conduct, which determination shall be made by: (i) the vote of a majority of a quorum of directors who are neither "interested persons" of the Registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the Proceeding; or (ii) an independent legal counsel in a written opinion.

Under Maryland law, the Registrant may not indemnify any director if it is proved that:  (1) the act or omission of the director was material to the cause of action adjudicated in the Proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty; or (2) the director actually received an improper personal benefit; or (3) in the case of a criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.  No indemnification may be made under Maryland law unless authorized for a specific proceeding after a determination has been made, in accordance with Maryland law, that indemnification is permissible in the circumstances because the requisite standard of conduct has been met.

Under Maryland law, the Registrant may pay any reasonable expenses incurred by any director or officer in defending a Proceeding in advance of the final disposition in accordance with certain conditions.  Specifically, such advance payment of expenses shall be made only upon the undertaking by such director or officer to repay the advance unless it is ultimately determined that such director or officer is entitled to indemnification, and only if one of the following conditions is met: (1) the director or officer to be indemnified provides a security for his undertaking;  (2) the Registrant shall be insured against losses arising by reason of any lawful advances; or (3) there is a determination, based on a review of readily available facts, that there is reason to believe that the director or officer to be indemnified ultimately will be entitled to indemnification, which determination shall be made by:  (i) a majority of a quorum of directors who are neither "interested persons" of the Registrant, as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the Proceeding; or (ii) an independent legal counsel in a written opinion.

ITEM 31.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Virginia Financial Innovation Corporation serves as investment adviser to the Registrant and other clients.  The Adviser has no other business of a substantial nature.  The business, profession, vocation or employment of a substantial nature engaged in at any time during the past two years by each director, officer or shareholder of the Adviser owing 10% or more of the voting securities of the Adviser is set forth below:

Gary R. Stratton is the President, a member of the Board of Directors and a shareholder  of the Adviser.  Mr. Stratton is also a Professor of Economics at the University of Virginia’s College at Wise, located at One College Avenue, Wise, Virginia 24293.

Ronald Fisher, M.D., a shareholder of the Adviser, is a physician in private practice.  His business address is Seven Hills Urology, 1330 Oak Lane, Suite #203, Lynchburg, VA 24503.

Marvin Gilliam, a shareholder of the Adviser, is an equity owner of Cumberland Resources Inc., a coal company located at 500 Hawthorne Drive, Norton, VA 24273.

The business address of each director or officer of the Adviser is 851 French Moore Boulevard, Suite 126, Abingdon, Virginia 24210.

ITEM 32.  PRINCIPAL UNDERWRITERS

(a)  Rafferty Capital Markets, LLC is the Distributor of the shares of Virginia Equity Fund, a series of Our Street Funds, Inc.  Rafferty Capital Markets, LLC also serves as the Distributor of the following open-end, management investment companies:  Direxion Funds, Satuit Capital, Leuthold Funds, Marketocracy Funds and Aegis Funds.

(b)  The officers of Registrant’s Distributor are:

Name and Principal

Positions and Offices

Positions and Offices

Business Address

with Distributor

with Fund

Thomas A. Mulrooney

President & CCO

None

59 Hilton Avenue

Garden City, NY 11530

Steven P. Sprague

CFO, Secretary & Treas.

None

59 Hilton Avenue

Garden City, NY 11530

The Distributor, a wholly owned subsidiary of Rafferty Holdings, LLC, has no partners.

(c)

Not Applicable.

ITEM 33.  LOCATION OF ACCOUNTS AND RECORDS

The books and records of the Fund, other than the accounting and transfer agency (including dividend disbursing), custody and underwriting records, are maintained by the Fund at 851 French Moore, Jr. Boulevard, Suite 126, Abingdon, Virginia 24210. The Fund’s accounting and transfer agency records are maintained at Mutual Shareholder Services, LLC, 8000 Town Centre Dr, Suite 400, Broadview Heights, OH 44147; the Fund’s custody records are maintained at  41 South High Street, Columbus, Ohio 43215; and the Fund’s underwriting records are maintained at 59 Hilton Avenue, Garden City, NY 11530.

ITEM 34.  MANAGEMENT SERVICES

There are no management service contracts not described in Part A or Part B of Form N-1A.

ITEM 35.  UNDERTAKINGS  -  NOT APPLICABLE.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Corporation certifies that it has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized in the City of Abingdon and the Commonwealth of Virginia on this 23rd day of  October, 2011.

OUR STREET FUNDS, INC.

By:  /S/Gary R. Stratton

     Gary R. Stratton

Its:  President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

/S/Gary R. Stratton

President & Director

October 23rd  2010

____________________

Gary R. Stratton

/S/J.C. Schweingrouber

Treasurer

October 23rd  2010

____________________

J.C. Schweingrouber

/S/Scott Bevins

Director

October 23rd  2010

____________________

Scott Bevins

Director

October __, 2010

____________________

Tara Cunningham Miles

/S/David Poole

Director

October 24th  2010

____________________

David Poole

Director

October __, 2010

____________________

Matthew Ruff